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                                                                  Exhibit 10.47

                         INTEL AND NCD CONFIDENTIAL

                      DEVELOPMENT AND LICENSE AGREEMENT

                                                      AGREEMENT #:  0398LAD001
                                                 EFFECTIVE DATE: March 6, 1998

Parties:

INTEL CORPORATION (AND ALL WORLD WIDE INTEL DIVISIONS AND MAJORITY-OWNED SUBSIDIARIES, HEREINAFTER "INTEL")
2200 Mission College Blvd.
Santa Clara, CA 95052

NETWORK COMPUTING DEVICES, INC. (HEREINAFTER "NCD")
350 North Bernardo Avenue
Mountain View, California 94043-5207

This Development and License Agreement ("Agreement") sets forth the terms under which NCD agrees to develop and deliver the Design in accordance with the provisions contained in the following Exhibits which are included in and made a part of this Agreement:

           -  EXHIBIT A - General Terms and Conditions;
           -  EXHIBIT B - Licenses, Royalties and Termination
           -  EXHIBIT C - Intel Lean Client Specification;
           -  EXHIBIT D - Statement of Work;
           -  EXHIBIT E - Intel Technical Information;
           -  EXHIBIT F - Maintenance and Support Provisions
           -  EXHIBIT G - NCD Technical Information



INTEL CORPORATION                      NETWORK COMPUTING DEVICES, INC.

 /s/  Tom Yan                            /s/ Robert G. Gilbertson
---------------------------------      ---------------------------------
 Signature                              Signature

 Tom Yan                                Robert G. Gilbertson
---------------------------------      ---------------------------------
 Printed Name                           Printed Name

 GM                                     President & CEO
---------------------------------      ---------------------------------
 Title                                  Title

 March 6, 1998                           March 6, 1998
---------------------------------      ---------------------------------
 Date                                   Date


CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                         INTEL AND NCD CONFIDENTIAL

                                 EXHIBIT A

                        GENERAL TERMS AND CONDITIONS


1.   DEFINITIONS

1.1  GENERAL DEFINITIONS

     (a) "Contributed Software" means software specifically labeled as Contributed Software as delivered or as updated or modified by either party in accordance with the terms of this Agreement, and that NCD or Intel owns or has the right to license under the terms of this Agreement and has been contributed to the other party in source or binary format for the purposes of promoting standards in the industry.

     (b) "Design" means the Lean Client hardware design using Intel microprocessor(s) and Intel core logic chipset(s) or items to be developed by NCD through the Project under a Statement of Work as specifically described in EXHIBIT D, including any prototype, revision, upgrade or new version of the Design or a new Design developed for Intel by NCD under an agreed to Statement of Work. The definition of "Design" specifically pertains to the development by NCD of an Intel Lean Client hardware design through NCD's creation or production of drawings, routings, bills of material, schematics, product specification, engineering design specification, evaluation and certification reports, and circuit diagrams under applicable Statements of Work. The "Design" does not include any NCD Software except as specifically agreed otherwise.

     (c) "Effective Date" means the date of commencement of this Agreement as shown on the cover page to which this exhibit is attached.

     (d) "Intel Architecture" or "IA" refers to combination 16-32 bit and 32 bit or greater X86 microprocessors (including the X86 microprocessors) made or sold by Intel now or in the future, such as but not limited to the i386-TM-, 486-TM-, Pentium-Registered Trademark-, Pentium processor with MMX-TM- technology, Pentium Pro, and Pentium II processors, and the instruction sets compatible with them.

     (e) "Intel Architecture product" means a which is based on or compatible with Intel Architecture as defined herein.

     (f) "Intel Intellectual Property" means Intel's patents, copyrights and trade secrets represented or disclosed in the Intel Technical Information, and necessary for the manufacture, distribution and use of Product.

     (g) "Intel Software" means computer programming code in object code and source code formats provided to NCD, including improvements to device drivers or firmware made generally available by Intel or at Intel's sole discretion and other elements or code as delivered to NCD or as updated by Intel or as modified by NCD in accordance with the terms of this Agreement, and includes

           1. "IALC-only Software" means software provided by Intel to NCD that may be incorporated, and only incorporated, into software that is run on Intel Architecture products. Intel Software will be assumed to be IALC-only Software unless otherwise designated by Intel.

           2. "General LC Software" means software provided by Intel to NCD that may be incorporated into software that is run on any NCD product.

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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     (h)   "Intel Technical Information" means the technical information and associated documentation specified by Intel in EXHIBIT E or in conjunction with a particular Statement of Work, as delivered or as updated by Intel or as modified by NCD in accordance with the terms of this Agreement.

     (i) "Joint Work" means technology, software and/or those products which Intel and NCD specified in writing shall be owned jointly by them.

     (j) "Milestones" means the requirements for the completion of each Phase, as specified in EXHIBIT D.

     (k) "NCD Intellectual Property" means NCD's patents, copyrights and trade secrets represented or disclosed in the Design and necessary for the manufacture, distribution and use of Product.

     (l) "NCD product" means a product sold or otherwise distributed by NCD which is not based on or compatible with Intel Architecture.

     (m) "NCD Software" means computer programming code in object code and source code formats as specifically designated in this Agreement and owned by NCD or which NCD has the right to license under the terms of this Agreement, as delivered or as updated by NCD or as modified by Intel in accordance with the terms of this Agreement and includes:

           1. "Level 1 Software" means the software required to minimally boot an operating system image, including but not limited to Windows* CE, that has been stored in the flash memory of the Product.

           2. "Level 2 Software" means all software for the Product not encompassed by Level 1 Software above and below the operating system or firmware level as appropriate, including but not limited to application software and BIOS.

           3. "Level 3 Software" means the version of Windows* CE customized for the Product and licensed to NCD or other third party software.

     (n) "NCD Technical Information" means the technical information and associated documentation specified by NCD in EXHIBIT G or in conjunction with a particular Statement of Work, as delivered or as updated by NCD or as modified by Intel in accordance with the terms of this Agreement.

     (o) "Phase" means any of the various segments or portions into which the Project is divided, as described in EXHIBIT D.

     (p) "Product" means products based on a Design(s) and manufactured for internal use and for sale to customers.

     (q) "Project" means the development effort described in a Statement of Work, EXHIBIT D, through and including acceptance by Intel but excluding any subsequent obligations.

     (r) "Statement of Work" means the Project phases, milestones, management and acceptance of a Design(s) specified in EXHIBIT D.

     (s) "Tier 1 Pricing" means pricing consistent with market maker or market leader pricing available from Intel for the particular chipset and CPU products to be provided by Intel to NCD under this Agreement and specifically set forth in the Statement of Work and other additional Statements of Work. Such Tier 1 Pricing will be consistent with pricing offered to other market makers or market leaders shipping the largest volume of units in a given market segment.

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                         INTEL AND NCD CONFIDENTIAL


1.2 USE OF PRONOUNS. First person plural pronouns (such as "we", "us" or "our") refer to both NCD and Intel.

2.   OWNERSHIP

2.1  (a)   OWNERSHIP OF THE DESIGN.  NCD will own the Design developed by NCD under this Agreement (including any work in process prior to Intel's acceptance), subject to Intel's ownership rights in any Intel Intellectual Property, Intel Software and Intel Technical Information represented or used in the Design.

     (b) OWNERSHIP OF JOINT WORK: NCD and Intel will identify and specify in writing and in advance of any development effort any technology, software or other products which will be jointly owned by NCD and Intel pursuant to this Agreement. Only that technology, software and/or those products which are so specified in writing shall be jointly owned, and such joint ownership shall be without rights or obligations of accounting. If the parties do not specify that a particular item of technology, software or a particular product that is jointly developed by NCD and Intel is to be jointly owned, then the parties intend that such technology, software and/or product will not be a joint work, and each party will have separate ownership of those portion of such technology, software and/or products that it created or developed. With respect to technology, software and/or products that are jointly owned, either party may seek patent protection or trademark and copyright registrations, with respect to such jointly owned technology, software and/or products in the names of the parties as joint owners, and the parties shall share equally in the cost of doing so. In the event that one party elects not to share in the cost of seeking patent protection or trademark or copyright registrations, with respect to a particular item of such technology, software and/or products, (i) the other party may do so in its own name only and at its sole expense, (ii) the party electing not to share in such expenses will execute any documents and take any action reasonably requested to allow the other party to seek such protection and registrations in its name only, (iii) the party electing not to share expenses will execute documents transferring its ownership interest in the particular item of technology, software or a particular product to the other party, and (iv) the party in whose name such patent or trademark or copyright registration issues shall grant, and does hereby grant to the other party, a non-exclusive, worldwide, perpetual, irrevocable, unrestricted, royalty free license, with full right to sublicense, under the same.

     (c) OWNERSHIP OF DERIVATIVES. Derivatives of technology or software created by either party shall be owned by the party who owns the underlying original work.

     (d) OWNERSHIP OF INTEL TECHNICAL INFORMATION AND INTEL SOFTWARE. Shall be owned by Intel.

     (e) OWNERSHIP OF NCD TECHNICAL INFORMATION AND NCD SOFTWARE. Shall be owned by NCD.

2.2  USE OF INTEL TECHNICAL INFORMATION.

     (a) NCD will use any Intel Technical Information provided by Intel only as necessary for NCD's work on the Project.

     (b) NCD may not sublicense others to use the Intel Technical Information or Intel Intellectual Property for any purpose without Intel's prior written consent.

2.3  USE OF NCD TECHNICAL INFORMATION.

     (a) Intel will use any NCD Technical Information provided by NCD only as necessary for Intel's work on the Project.

     (b) Intel may not sublicense others to use the NCD Technical Information or NCD Intellectual Property for any purpose without NCD's prior written consent.

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                         INTEL AND NCD CONFIDENTIAL

3.   LICENSES

3.1  Licenses are set forth in EXHIBIT B.

4.   PRODUCT MARKING AND USE OF INTEL NAME AND TRADEMARKS

4.1 NCD will place on the Product and in any related literature a conspicuous notice of all Intel copyrights covering the Intel Technical Information, or any portion of the Intel Intellectual Property. NCD will give this notice in accordance with any reasonable requirements Intel may from time to time request in writing. Except for this required notice of any Intel copyrights, NCD will not use Intel's name or any Intel trademark or service mark in connection with the Product or to market the Product. In the event that Intel creates brand for this market segment, NCD will have the right to use said brand so long as NCD agrees to comply with the terms and conditions of the branding program. In the event Intel does not create a brand for the lean client segment, NCD with Intel's concurrence, will have the right to use the Pentium-Registered Trademark- brand on Product. NCD will also have the right to identify itself in public as a designer and supplier of Intel Architecture Lean Clients for OEMs and end users.

5.   CONSIDERATION

5.1  NCD DELIVERABLES

     (a) DEVELOPMENT OF PRODUCT. NCD agrees to develop the Product based upon one or more Intel Architecture based lean client designs jointly approved by NCD and Intel not later than the date specified in the Statement of Work. The Product will include features and functionality described in said Statement of Work. NCD agrees that the product will be manufactured in volume by it or by its subcontractors and will be made available at a competitive price to PC OEMs or other marketers or distributors of enterprise computing solutions.

     (b)   NEW PRODUCTS, FEATURES AND DEVELOPMENTS.

           (i) NCD will introduce new products and features, including all NCD lean client software products, for Intel Architecture platforms / Intel silicon (including but not limited to microprocessors, core logic chipsets, networking, graphics, video or security silicon) no later than said products and features are made available by NCD for a non Intel Architecture platform / non-Intel silicon.

           (ii) Where Intel provides NCD with details of its developments including lean client product roadmaps, for the purpose of enhancing NCD's Intel Architecture based technologies and products, NCD will use all reasonable commercial efforts to put into production and support such developments provided
                 (a) the parties jointly agree to productize such developments, and (b) NCD receives development details and product roadmaps in a timely manner. Such developments may include, but will not be limited to, client management, power management, and security technologies. Intel will have no obligation to provide NCD with details of any Intel developments.

           (iii) If NCD determines from a review of the products, features or developments referred to in subsections (i) and (ii) above ("Intel features"), that it cannot introduce, put into production or support Intel features because such features are not competitive (in terms of price, performance, power dissipation, and integration) with products, features or developments of other leading semiconductor manufacturers, and the project teams of both parties cannot come to a resolution with regard to NCD's use of Intel features, the parties may enter into Dispute Resolution under SECTION 11.6.

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                         INTEL AND NCD CONFIDENTIAL

           (iv) The obligations in subsections (i) and (ii) will not include any version of the following products currently under development by or being shipped by NCD: the HMX family of X terminals and the NCD Explora family of thin client devices as well as the NCDware software that runs upon them, the NCD ThinSTAR models of Windows-based Terminals that use the NEC VR4300 family of microprocessors or the NCD ThinSTAR connectivity suite terminal emulation packages that run on them, the IBM Network Station family of network computers and thin client devices as well as the software codenamed "ACTware" that runs on them, the NCD WinCenter family of multi-user Windows NT software, or the NCD PC-Xware connectivity software.

     (c) NCD PRODUCT PLANS / ROADMAPS. NCD will, on a quarterly basis unless otherwise agreed, regularly disclose relevant plans / roadmaps to Intel, subject to SECTION 9.1.

     (d) ACCESS AND PERSONNEL. Upon reasonable notice, NCD agrees, subject to SECTION 9.1, to allow Intel personnel access to NCD's premises and to NCD personnel for the purpose of facilitating Intel's objective of better understanding the lean client segment, in addition to design and manufacturing issues related to lean clients. To coordinate each meeting, both NCD and Intel will interface with their project management counterparts to establish an agenda for, the frequency of and the objective of such meeting(s).

     (e) CONTRACT MANUFACTURERS. NCD agrees for the purposes of this Agreement to secure adequate manufacturing capacity for the Product no later than January 1, 1999, in order to support at least three OEM customers with annual volumes in excess of 1M lean client units per OEM manufacturer.

     (f) REASONABLE EFFORTS TO SUPPORT THE PRODUCT. NCD will make all reasonable efforts to maintain and support the Product. Maintenance and support obligations are set out in EXHIBIT F.

     (g) JOINT MARKETING. NCD will work with Intel to actively recruit OEMs for the Product. Within thirty (30) days from the Effective Date of this Agreement, NCD will provide Intel with a written plan specifying OEMs to be approached, the order in which said OEMs will be approached, the value proposition to be presented, and recommendations for ways in which Intel might reasonably help with the recruiting including, but not limited to, press releases, collateral, web site references, customer visits, trade shows, and seminars. NCD will, on a quarterly basis unless otherwise mutually agreed, meet with the appropriate personnel from Intel to discuss joint marketing efforts. NCD senior managers will invite Intel senior managers or make best commercial efforts to accept invitations by senior Intel managers to meet with potential major OEM customers.

     (h) MIGRATION OF NCD PRODUCTS. NCD will investigate what will be required to port its existing NCDware or ACTware software to an Intel Architecture platform. Within thirty (30) days of the Effective Date of this Agreement, NCD will present Intel with a proposal that will specify the work that would be required, the schedules by which it would be done, and the fees that would be required. In addition, within that same period, senior managers from both NCD and Intel will jointly meet with IBM to discuss migrating their NCD-supplied products to an Intel Architecture platform.

     (i) ROYALTY PAYMENTS. NCD will pay to Intel royalties in such amount, if any, as are specified in EXHIBIT B. If EXHIBIT B does not specify royalties, the license set forth in EXHIBIT B will be a royalty free license.

5.2  INTEL DELIVERABLES

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
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                         INTEL AND NCD CONFIDENTIAL

     (a) CHIPSET AND CPU PRICING. Intel will, for the term of this Agreement except for Intel's specific termination rights under
           SECTION 2.2 of EXHIBIT B or as set forth below in following paragraph, provide Tier 1 chipset and CPU pricing to NCD.

           Unless otherwise mutually agreed, the Tier 1 price will be reviewed quarterly beginning twelve (12) months from the start of production volumes manufactured by NCD. If at least fifty (50) percent of NCD's total volume of Intel Architecture products produced over the preceding three (3) months are not being sold through OEMs, Intel will have the right, after giving notice to NCD in writing, to renegotiate these prices. If after ninety (90) days from receiving notice from Intel, NCD has neither achieved a fifty percent (50%) sales rate through OEMs nor reached a new pricing agreement with Intel, Intel will have the right to suspend its pricing guarantees on new Products shipped under the NCD brand direct to end customers or through NCD resellers. However, NCD will continue to receive and retain the Tier 1 pricing for Products that are already shipping.

     (b) COMPONENT PRICING. Intel will, where it deems it to be possible, make representations to its suppliers on behalf of NCD with the objective of having its suppliers extend pricing to NCD similar or close to what is offered to Intel in the course of its business. Intel, however, makes no representation or warranty whatsoever in relation to such efforts or the results arising therefrom.

     (c) LEAN CLIENT INITIATIVES. Intel will, on a quarterly basis unless otherwise agreed and if deemed relevant by Intel for the purposes of this Agreement, disclose its initiatives in the lean client segment to NCD. Any input received from NCD on such disclosure may be incorporated by Intel into its plans or roadmaps for the segment should Intel so elect. In addition, where Intel sells or offers to sell or licenses Intel developments to any third party in the lean client segment Intel will offer such developments to NCD under terms and at reasonable prices consistent with NCD's market maker status and no later than what is offered to any third party in the lean client segment.

     (d) JOINT MARKETING. Intel will work with NCD to actively recruit OEMs for the Product. Within thirty (30) days from the Effective Date of this Agreement, Intel will appoint an OEM marketing representative who will work with NCD to coordinate joint marketing and selling activities. Intel will review and provide feedback on the marketing plan delivered by NCD in SECTION 5.1(h). Intel will, on a quarterly basis unless otherwise mutually agreed, meet with the appropriate personnel from NCD to discuss joint marketing efforts. Intel will use reasonable commercial efforts to provide NCD with introductions to OEMs, marketers, and resellers in the lean client segment. Intel senior managers will invite NCD senior managers or make best commercial efforts to accept invitations by senior NCD managers to meet with potential major OEM customers. Intel, however, makes no representation or warranty whatsoever in relation to such efforts on their part or the results arising therefrom.

     (e) INTEL AND THIRD PARTY DESIGNS. For any applicable Design as represented in a particular Statement of Work, and provided NCD is meeting the material milestones as described in the Statement of Work, Intel will until the sooner of [*] from the Effective Date stated in the applicable Statement of Work or [*] from NCD's volume production of the applicable Design, refrain either by itself or in collaboration with any other third party, from developing, making, have made, selling or offering to sell a board level product based on an Intel design or a third party design and which is substantially equivalent to the Design in terms of form, fit and function, or is a derivative of the Design.

     (f) NCD's DESIGN. For any applicable Design as represented in a particular Statement of Work, provided NCD is meeting the material milestones as described in the Statement of Work, Intel will until the sooner of [*] from the Effective Date stated in the applicable Statement of Work or [*] from NCD's volume production of the applicable Design, reference

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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           NCD's design as the preferred design for the Lean Client
           marketplace. Intel will, however, be free to publicly display and demonstrate lean client segment products from any other third party supplier and will be free to work with or investigate third party designs.

     (g) RIGHT OF FIRST REFUSAL. Intel and NCD agree to meet on a regular basis, and at least once a quarter, to discuss future directions, marketing trends, product design and software requirements. Intel will, for the duration of this Agreement and provided NCD is meeting the material milestones as described in the Statement of Work, offer NCD a right of first refusal to develop a subsequent Design on which future Product could be based. If NCD's proposals for such subsequent Design are not satisfactory to Intel, Intel will be free to place the development of such design with any third party on terms no more favorable to such third party than those proposed by NCD.

     (h) ROYALTY PAYMENTS. Intel will pay to NCD royalties in such amount, if any, as are specified in EXHIBIT B. If EXHIBIT B does not specify royalties, the license set forth in EXHIBIT B will be a royalty free license.

6.   BUYOUT

6.1 BUYOUT. Intel shall have the right to buy out a particular Design specified by an associated Statement of Work. To exercise this right, Intel would give NCD thirty (30) days notice (the buyout becomes effective after the expiration of the 30-day period) and pay NCD the lump sum of (i) [*] times the budgeted development costs agreed to in the Statement of Work (not including any in-kind resources provided by Intel) if the Buyout is effective no later than nine months after the Effective Date of the associated Statement of Work; (ii) [*] times the budgeted development costs agreed to in the Statement of Work (not including any in-kind resources provided by Intel) if the Buyout is effective after nine months from the Effective Date of the associated Statement of Work but sooner than eighteen months after the Effective Date of associated Statement of Work; or (iii) [*] times the budgeted development costs agreed to in the Statement of Work (not including any in-kind resources provided by Intel) if the Buyout is effective any time later than eighteen months after the Effective Date of the associated Statement of Work.

     In consideration for and subject to the payments described above, NCD hereby grants to Intel the following licenses:

     (a) Intel is licensed to use the specified Design pursuant to the license set forth in EXHIBIT B, SECTION 1.4(a).

     (b) Intel is licensed to sublicense the Level 1 Software pursuant to the license set forth in EXHIBIT B, SECTION 1.4(b).

     (c) Intel is licensed to sublicense the Level 2 Software pursuant to the license set forth in EXHIBIT B, SECTION 1.4(c); and

     (d) NCD shall assist Intel in obtaining a license to Level 3 Software as set forth in EXHIBIT B, SECTION 1.6.

6.2 RIGHT TO SUBLICENSE. Notwithstanding the above, Intel may contact NCD regarding licensing the Design without exercising Intel's buyout right. In this event, Intel and NCD agree to negotiate in good faith, on a case-by-case basis, to grant Intel the right to sublicense the Design to another third party (under non-disclosure terms with, and if requested by, such third party) subject to NCD and Intel reaching a mutual agreement on terms which shall include but are not limited to royalties associated with the Design and NCD Software.

     Even though this provision is entitled "buyout" and utilizes the phrase "buyout option" throughout, in all cases NCD retains its ownership rights to the Design and all NCD Software.

7.   MAINTENANCE

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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7.1  NCD will provide Intel with maintenance and support for the Design for the period specified and as provided in EXHIBIT F.

8.   WARRANTIES, REPRESENTATIONS AND DISCLAIMERS

8.1  NCD MAKES THE FOLLOWING WARRANTIES AND REPRESENTATIONS TO INTEL:

     (a) The Design as delivered to Intel will be free from all known defects and errors and will meet the specifications to be agreed to by the parties and contained in EXHIBIT C or similar document for each Statement of Work. For a period of ninety (90) days after Intel's acceptance of a Design(s), NCD will correct all known defects and errors which are identified by Intel.

     (b) NCD has the right to grant the licenses set forth in EXHIBIT B to Intel, and NCD's ownership of the Design will be free of any claims, liens or conflicting rights in favor of any third party (other than Intel's rights in Intel Intellectual Property and intellectual property of third parties which Intel is authorized to use as provided in EXHIBIT B).

     (c) NCD has no reason to believe that the Design violates any intellectual property right of any third party.

     (d) All information contained in any certificate or written statement which NCD has or may give to Intel in connection with the Project or the Design, will be true and complete in all material respects.

     (e)   WITH REGARD TO THE DESIGN, ANY AND ALL WARRANTIES OF
           MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED.

8.2  INTEL MAKES THE FOLLOWING DISCLAIMERS TO NCD:

     THE INTEL DELIVERABLES AND INTEL TECHNICAL INFORMATION ARE PROVIDED "AS IS" WITHOUT WARRANTY OF ANY KIND. INTEL SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ANY WARRANTY AGAINST INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY. INTEL MAKES NO REPRESENTATION OR WARRANTY THAT THE INTEL DELIVERABLES AND INTEL TECHNICAL INFORMATION WILL BE ADEQUATE TO DEVELOP PRODUCT.

9.   CONFIDENTIALITY; NON-DISCLOSURE

9.1 It may become necessary during the course of this Agreement for one party to disclose to the other information which the disclosing party considers confidential ("Confidential Information"). Disclosure of such Confidential Information shall be governed by the terms of the Corporate Non-disclosure Agreement or Restricted Use Non-disclosure Agreement(s) to be executed separately by the parties.

9.2 NCD or its subcontractor agrees not to reverse engineer any Intel Confidential Information or products and will not decompile or disassemble any Intel software which is furnished to NCD by Intel under this Agreement. Intel or its subcontractor agrees not to reverse engineer any NCD Confidential Information or products and will not decompile or disassemble any NCD Software, which is furnished to Intel by NCD under this Agreement.

9.3 Except as required by law, neither party may disclose the content of this Agreement or the preceding discussions without the prior written consent of the other party. Any public announcement relating to this

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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     Agreement or the business relationship between the two parties shall not be made without the prior written consent of the other party.

9.4 Notwithstanding the foregoing or anything else contained in this Agreement, either party may use Residuals (as defined below) for any purpose including without limitation, for the development, manufacture, promotion, sale or maintenance of its products and services; provided however, that the right to use Residuals does not represent a license under any patent or copyright.

     "Residuals" means any information that is retained in the unaided memories of a party's employees who have had access to the Confidential Information pursuant to the terms of this Agreement. An employee's memory is unaided if the employee has not intentionally memorized Confidential Information for the purpose of retaining and subsequently using or disclosing it.

10.  LIMITATION OF LIABILITY

10.1 LIABILITY ARISING UNDER THIS AGREEMENT SHALL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES AND NEITHER PARTY SHALL HAVE ANY LIABILITY FOR ANY INDIRECT OR SPECULATIVE DAMAGES (INCLUDING, WITHOUT LIMITING THE FOREGOING, CONSEQUENTIAL, INCIDENTAL AND SPECIAL DAMAGES), INCLUDING, BUT NOT LIMITED TO, LOSS OF USE, BUSINESS INTERRUPTIONS, AND LOSS OF PROFITS, IRRESPECTIVE OF WHETHER THE PARTY HAS ADVANCE NOTICE OF THE POSSIBILITY OF ANY SUCH DAMAGES. IN NO EVENT SHALL EITHER PARTIES' TOTAL LIABILITY TO THE OTHER UNDER THIS AGREEMENT EXCEED FIVE MILLION DOLLARS ($5,000,000). THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT. THE ABOVE LIMITATION OF LIABILITY WILL NOT APPLY TO BREACHES OF CONFIDENTIALITY UNDER SECTION 9 OR ANY CLAIMS FOR MONEYS DUE UNDER THIS AGREEMENT.

11.  GENERAL PROVISIONS

11.1 CHANGE PROCEDURES: OTHER AMENDMENTS.

     (a) The Specifications, Statement of Work, Milestones or acceptance criteria in EXHIBIT D may be changed or waived by the agreement of the project managers listed in EXHIBIT D. Any such changes shall be in writing, and signed by both project managers. Unless otherwise agreed in writing NCD is responsible for any cost increase resulting from any such change, and NCD will benefit from any cost savings which result from any change.

     (b) Any change, modification or waiver to this Agreement must be in writing and signed by an authorized representative of each party. Such changes, modifications or waivers cannot be approved by the project manager.

11.2 ASSIGNMENT. Intel may assign its rights or delegate its obligations or any part thereof under this Agreement without prior consent from NCD. NCD may not assign, whether in conjunction with a change of ownership, merger, acquisition, sale or transfer of all, substantially all or any part of NCD's business or assets or otherwise, either voluntarily, by operation of law or otherwise, any portion of this Agreement, without Intel's prior written consent, which may be arbitrarily withheld. Except as provided above, the terms and conditions of this Agreement shall bind and enure to each party's successors and assigns.

11.3 RELATIONSHIP OF PARTIES. The parties hereto are independent contractors. Neither party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party. Nothing in this Agreement shall be construed to create a partnership, joint venture, employment or agency relationship between Licensee and Intel.

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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11.4 WAIVER OF PERFORMANCE.  Failure by either party to enforce any term of this Agreement shall not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

11.5 NOTICE. All notices required or permitted to be given hereunder shall be in writing, shall make reference to this Agreement, and shall be delivered by hand, or dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:


     Notices to Intel:                 Notices to NCD:
     Intel Corporation                 Network Computing Devices, Inc.
     Attn: General Counsel             Attn: General Counsel
     2200 Mission College Blvd.        350 North Bernardo Avenue
     Santa Clara, CA 95052             Mountain View, CA 94043

     With copy to:                     With copy to:

     Intel Corporation                 Network Computing Devices, Inc.
     Attn: Post Contract Management,   Attn: President
           MS JF3-149                  350 North Bernardo Avenue
     2111 N.E. 25th                    Mountain View, CA 94043
     Hillsboro, OR 97124

     Such notices shall be deemed served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party at such changed address.

11.6 DISPUTE RESOLUTION. All disputes arising directly under the express terms of this Agreement or the grounds for termination thereof shall be resolved as follows:

     The senior management of both parties shall meet to attempt to resolve such disputes. If the disputes cannot be resolved by the senior management, either party may make a written demand for formal dispute resolution and specify therein the scope of the dispute. Within thirty days after such written notification, the parties agree to meet for one day with an impartial mediator and consider dispute resolution alternatives other than litigation. If an alternative method of dispute resolution is not agreed upon within thirty days after the one day mediation, either party may begin litigation proceedings. The parties will not be required to follow the dispute resolution alternatives in the event of a breach arising under SECTION 9.

11.7 GOVERNING LAW. Any claim arising under or relating to this Agreement shall be governed by the internal substantive laws of the State of Delaware, without regard to principles of conflict of laws. The parties agree that the venue of any legal action will be the Superior Court of Santa Clara County situated in San Jose, California.

11.8 EXPORT CONTROL. Neither party shall export, either directly or indirectly, the Design or any Product or system incorporating such Design or Product without first obtaining any required license or other approval from the U.S. Department of Commerce or any other agency or department of the United States Government. In the event the Design or any Product is exported from the United states or re-exported from a foreign destination by either Party, that Party shall ensure that the distribution and export/re-export of the Design or Product is in compliance with all laws, regulations, orders, or other restrictions of the U.S. Export Administration Regulations. Both parties agree that neither it nor any of its subsidiaries will export/re-export any technical data, process, Design, Product, or service, directly or indirectly, to any country for which the United States government or any agency thereof requires an export license, other governmental approval, or letter of assurance, without first obtaining such license, approval or letter.

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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11.9  REMEDIES.  The remedies set forth in this Agreement are in addition to those available to either party at law or in equity. All rights and remedies, legal or equitable, whether conferred hereunder, or by any other instrument or law will be cumulative and may be exercised singularly or concurrently.

11.10 SEVERABILITY. The terms and conditions stated herein are declared to be severable. If any section, provision, or clause in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall use good faith to negotiate a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement.

11.11 NO RULE OF STRICT CONSTRUCTION. Regardless of which of us may have drafted this Agreement, no rule of strict construction shall be applied against either of us. If any provision of this Agreement is determined by a court to be unenforceable, we will deem the provision to be modified to the extent necessary to allow it to be enforced to the extent permitted by law, or if it cannot be modified, the provision will be severed and deleted from this Agreement, and the remainder of the Agreement will continue in effect.

11.12 FORCE MAJEURE. Neither party will be liable for any failure to perform due to unforeseen circumstances or causes beyond the party's reasonable control, including, but not limited to, acts of God, war, riot, embargoes, acts of civil or military authorities, delay in delivery by vendors, fire, flood, earthquake, accident, strikes, inability to secure transportation, facilities, fuel, energy, labor or materials. In the event of force majeure, the delayed party's time for delivery or other performance will be extended for a period equal to the duration of the delay caused thereby.

11.13 ENTIRE AGREEMENT. The terms and conditions of this Agreement, including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. No amendments or modifications shall be effective unless in a writing signed by authorized representatives of both parties. These terms and conditions will prevail notwithstanding any different, conflicting or additional terms and conditions which may appear on any purchase order, acknowledgment or other writing not expressly incorporated into this Agreement. This Agreement may be executed in two (2) or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

                                   EXHIBIT B
                     LICENSES, ROYALTIES AND TERMINATION

1.    LICENSE GRANTS

1.1 LICENSE TO NCD FOR INTEL SOFTWARE. Subject to the terms and conditions of this Agreement, Intel grants NCD a non-exclusive, nontransferable, worldwide, royalty-free license, with the right of sublicense, under Intel copyrights, and to the minimum extent necessary to exercise the license granted in this SECTION 1.1, under (a) claims of Intel patents and patent applications that read on inventions incorporated in Intel Software, and under (b) trade secrets in the Intel software to copy, have copied, create derivatives of, modify, translate, display, perform and distribute Intel Software for the purposes of developing, supporting and maintaining Intel Software for use with Products, Intel Architecture products and NCD products (except as noted in (c), (d) and (e), below) manufactured by or for NCD for sale or other transfer by NCD to its customers or resellers, subject to NCD's strict compliance with the following exceptions and restrictions:

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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      (a)   Notwithstanding the licensed rights stated above, NCD shall use the Intel Software source code internally only; NCD shall hold Intel Software source code in confidence and shall exercise the same degree of care, but no less than reasonable care, in preventing disclosure of Intel Software source code as NCD uses to protect its own proprietary information. At a minimum, NCD shall limit the disclosure of source code only to NCD's employees, consultants and contractors who have agreed to abide by non-disclosure terms as protective as those set forth in this Agreement and who have a need to know such information, and shall not disclose the source code to any subsidiary, affiliate, individual, corporation, other independent contractor, other consultant or other entity or third party without Intel's prior written consent; and,

      (b) NCD shall retain Intel's copyright notices on each copy of the Intel Software (both binary and source code);

      (c) Unless otherwise agreed in a particular Statement of Work, IALC-only Software (i) shall be used for and distributed by NCD only with or for the Product and Intel Architecture products manufactured by or for NCD for sale or other transfer by NCD to its customers and resellers, and (ii) will not be subject to royalties or further rights of accounting; and,

      (d) Unless otherwise agreed in a particular Statement of Work, general LC software may be used for and distributed with (i) Products,
            (ii) Intel Architecture products, (iii) NCD products, manufactured by or for NCD for sale or other transfer by NCD to its customers and resellers, and Intel and NCD shall negotiate in good faith for any appropriate license fees, royalties or rights of accounting for General LC Software which shall be consistent with Tier 1 pricing; and,

      (e) NCD shall distribute Intel Software (as allowed under SECTIONS 1.1(c) and 1.1(d), above) in binary form only (i) to NCD customers or resellers pursuant to sublicenses at least as protective of Intel as the terms of this subsection, and (ii) to end users pursuant to a standard end user license; and,

      (f) Intel shall own all derivatives and modifications of Intel Software created by or for NCD and such derivatives and modifications shall be licensed to NCD under this SECTION 1.1; and,

      (g) NCD shall not distribute or sublicense Intel software as a stand-alone product, nor permit any third party or sublicensee to do so;

      (h) Distribution to the US government or US government contractors shall be under restricted rights and shall include a restricted rights legend as required under FARS AND DFARS to protect Intel's proprietary rights in the IALC-only Software; and,

1.2 LICENSE TO NCD FOR INTEL TECHNICAL INFORMATION. Subject to the terms and conditions of this Agreement, Intel grants NCD a non-exclusive, nontransferable, worldwide, royalty-free license, without the right of sublicense, under Intel copyrights, and to the minimum extent necessary to exercise the license granted in this Section 1.2, under (a) claims of Intel patents and patent applications that read on inventions incorporated in Intel technical Information, and under (b) trade secrets in the Intel Technical Information, (i) to copy, have copied, create derivatives of, modify, translate, display, and distribute Intel Technical Information for use solely to develop a Design or Designs, and (ii) to make, have made, use, sell, offer to sell, import, modify and otherwise distribute Products which implement Intel Technical Information, subject to NCD's strict compliance with and assent to the following restrictions and disclaimers;

      (a) NCD shall use Intel Technical Information internally only and shall not disclose it to third parties (except where distribution of it results inevitably from the distribution of the Product); and,

      (b) NCD will indemnify, defend and hold Intel harmless from all loss, cost, liability and expense incurred by Intel and any of its subsidiaries which arise out of a claim concerning NCD's use or implementation of the Intel Technical Information, Design and manufacture and disposition of

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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           Product, including but not limited to any warranty claims
           concerning the Design and Product. Intel agrees to provide NCD with prompt notice of any such claims and shall provide NCD with reasonable assistance (at NCD's expense) in the defense or settlement of such claims. Intel shall grant NCD sole authority and control of the defense or settlement of the claim. Intel shall have no authority to settle any action on NCD's behalf, and no costs or expenses shall be incurred for the account of NCD without NCD's prior written consent; and,

     (c)   DISCLAIMER. THE INTEL TECHNICAL INFORMATION, INTEL SOFTWARE AND
           ALL OTHER INFORMATION AND MATERIALS PROVIDED PURSUANT TO THIS LICENSE ARE PROVIDED "AS IS" WITHOUT ANY WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND INTEL SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS OR FITNESS FOR A PARTICULAR PURPOSE. SPECIFICALLY, INTEL MAKES NO WARRANTIES WITH REGARD TO THE SUFFICIENCY OF THE INTEL TECHNICAL INFORMATION OR INTEL SOFTWARE OR NCD'S ABILITY TO IMPLEMENT EITHER.

     (d) No rights or licenses are granted by Intel to NCD, express, implied, by estoppel or otherwise, with respect to any patent, copyright, trade secret, trademark, maskwork, or other intellectual property right owned or controlled by Intel, except as expressly provided in this EXHIBIT B. Furthermore, notwithstanding anything in this Agreement, the license grants in this Agreement do not include any right, license, release or immunity, directly or indirectly, express, implied or by estoppel under any Intel patent, copyright, trade secret, mask work or other intellectual property right, in or to Intel component or microprocessor including, without limitation, any Intel X86 microprocessor series, associated logic devices (including, without limitation, chipsets), flash memory, video devices, or any other component specified in any manufacturing package, or to any semiconductor manufacturing technology; and,

     (e) Intel shall own all derivatives and modifications of the Intel Technical Information created by NCD and such derivatives and modifications shall be licensed to NCD under this SECTION 1.2.

1.3 LICENSE TO INTEL FOR THE DESIGN AND LEVEL 1 SOFTWARE. Subject to the terms and conditions of this agreement, NCD grants to Intel a non-exclusive, non-transferable, worldwide, royalty-free license under NCD copyrights covering the Design and Level 1 Software (and not including Level 2 and Level 3 Software), and to the minimum extent necessary under (a) claims of NCD patents and patent applications that read on inventions incorporated in the Design(s) and/or Level 1 Software (and not including Level 2 and Level 3 Software), and under
      (b) trade secrets in the Design(s) and Level 1 Software (and not including Level 2 and Level 3 Software), to copy, have copied, create derivatives of, modify, translate, display, perform, distribute, use, make, have made, use, import, offer to sell, sell and otherwise distribute Products based on a Design which may include Level 1 Software, subject to the payment terms and Buyout provisions in SECTION 6 OF EXHIBIT A and the termination provisions of this EXHIBIT B.

1.4 LICENSES TO INTEL UPON BUYOUT: Upon Intel's exercise of its buyout rights under SECTION 6 of EXHIBIT A, and subject to the terms and conditions of this agreement, including SECTION 1.5 herein:

     (a) NCD grants to Intel a non-exclusive, non-transferable, worldwide, royalty-free (but subject to payment terms of SECTION 6 of EXHIBIT A) licenses with right of sublicense, under NCD copyrights in the Design(s) and Level 1 Software (and not including Level 2 and Level 3 Software), and to the minimum extent necessary to exercise the license granted in this SECTION 1.4(a) under (i) claims of NCD patents and patent applications that read on inventions incorporated in the Design(s) and Level 1 Software (and not including Level 2 and Level 3 Software), and under (ii) trade secrets in the Design(s) and Level 1 Software (and not including Level 2 and Level 3
           Software) to copy, have copied, create derivatives of, translate, display, distribute, perform, make, have made, use, sell, offer to sell, import, modify and otherwise distribute
           Products manufactured

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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           by or for Intel based on a Design or Designs which may include
           Level 1 Software and which are the subject of the buyout.

     (b) NCD grants to Intel a non-exclusive, non-transferable, worldwide, royalty free license, with right to sublicense, under NCD copyrights in the Level 1 Software (in binary and source code form), and to the minimum extent necessary under (a) claims of NCD patents and patent applications that read on inventions incorporated in the Level 1 Software (in binary and source code form), and (b) trade secrets in Level 1 Software (in binary and source code form) to copy, have copied, create derivatives of, translate, display, distribute, perform, make, have made, use, sell, offer to sell, import, modify and otherwise distribute Level 1 Software for distribution in Products or derivatives of Products manufactured by or for Intel based on a Design or Designs which are the subject of the buyout.

     (c) NCD grants to Intel a non-exclusive, non-transferable, worldwide, royalty-bearing license under NCD copyrights in the Level 2 Software (in binary form), and to the minimum extent necessary to exercise the copyright license, under (a) claims of NCD patents and patent applications that read on inventions incorporated in the Level 2 Software (in binary form), and (b) trade secrets in the Level 2 Software (in binary form) to copy, have copied, display, distribute and perform Level 2 Software solely for distribution with Products manufactured by or for Intel based on a Design or Designs which are the subject of a buyout.

          (i) The royalty shall be negotiated in good faith by the parties but in no event shall royalties due be less favorable to Intel than any royalty NCD charges to a third party contemporaneously licensing the same or smaller volume of Level 2 Software nor shall the terms and conditions of such license be any more restrictive than a license NCD grants to such a third party.
          (ii) Sublicenses requiring any modifications to Level 2 Software shall be directed to NCD.

1.5 The following restrictions apply to the licenses set forth above (in SECTIONS 1.4(a), 1.4(b) and 1.4(c)):

     (a) Notwithstanding the licensed rights stated above, Intel shall use the NCD Software source code internally only; Intel shall hold NCD Software source code in confidence and shall exercise the same degree of care, but no less than reasonable care, in preventing disclosure of NCD Software source code as Intel uses to protect its own proprietary information. At a minimum, Intel shall limit the disclosure of source code only to Intel employees and consultants and contractors who have agreed to abide by non-disclosure terms as protective as those set forth in this Agreement and who have a need to know such information, and shall not disclose the source code to any subsidiary, affiliate, individual, corporation, other independent contractor, consultant or other entity or third party without NCD's prior written consent; and,

     (b) Intel shall retain NCD's copyright notices on each copy of the NCD Software (both binary and source code);

     (c) Intel shall distribute NCD Software in binary form only (i) to Intel customers or resellers pursuant to sublicenses at least as protective of NCD as the terms of this subsection, and (ii) to end users pursuant to a standard end user license; and,

     (d) NCD shall own all derivatives and modifications of NCD Software created by or for Intel and such derivatives and modifications shall be licensed to Intel under SECTIONS 1.4(a), (b) and (c); and,

     (e) Intel shall not distribute NCD Software as a stand-alone product, nor permit any third party or sublicensee to do so;

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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     (f)   Distribution to the US government or US government contractors shall be under restricted rights and shall include a restricted rights legend as required under FARS and DFARS to protect NCD's proprietary rights in the NCD Software.

1.6 NCD shall use commercially reasonable efforts to facilitate efforts by Intel to obtain its own license to Level 3 Software

1.7 LICENSE TO INTEL UPON TERMINATION FOR CONVENIENCE OR EXPIRATION. Upon termination by Intel under SECTION 2.3 of this EXHIBIT B, or upon expiration of this Agreement at the end of it's term, and subject to the payment terms therein and to the terms and conditions of this agreement:

     (a) NCD grants to Intel a non-exclusive, non-transferable, worldwide, royalty-free license with right of sublicense, under NCD copyrights in the Design(s) and Level 1 Software (and not including Level 2 or Level 3 Software), and to the minimum extent necessary under (a) claims of NCD patents and patent applications that read on inventions incorporated in the Design(s) and Level 1 Software (and not including Level 2 or Level 3 Software), and under (b) trade secrets in the Design(s) and Level 1 Software (and not including Level 2 and Level 3 Software) to copy, have copied, create derivatives, translate, display, distribute, perform, make, have made, use, sell, offer to sell, import, modify and otherwise distribute Products based on a Design(s) and which may include Level 1 Software.

     (b) NCD grants to Intel the licenses described in SECTIONS 1.4(b) and 1.4(c) of this EXHIBIT B (without reference to the phrases "which are the subject of the buyout" found therein).

     (c) NCD shall assist Intel in obtaining a license to Level 3 Software as set forth in EXHIBIT B, SECTION 1.6.

1.8 LICENSE TO INTEL FOR NCD TECHNICAL INFORMATION. Subject to the terms and conditions of this Agreement, NCD grants Intel a non-exclusive, nontransferable, world wide, royalty-free license, without right of sublicense, under NCD copyrights, and to the minimum extent necessary, under (a) claims of NCD patents and patent applications that read on inventions incorporated in NCD Technical Information, and under (b) trade secrets in NCD Technical Information as, to (i) copy, have copied, create derivatives of, modify, translate, display, distribute internally only (except where distribution of the NCD Technical Information results inevitably from the distribution of the Product or Intel silicon products which implement NCD Technical Information) NCD Technical Information for use solely to develop a Design(s), and (ii) to make, have made, use, sell, offer to sell, import, modify and otherwise distribute, Intel silicon products which implement NCD Technical Information subject to Intel's strict compliance with and assent to the following restrictions and disclaimers:

     (a) Intel shall not use NCD's name or any NCD trademark or trade name in connection with Products or Intel silicon products except as otherwise provided in this Agreement;

     (b) Intel will indemnify, defend and hold NCD harmless from all loss, cost, liability and expense incurred by NCD and any of its subsidiaries which arise out of a claim concerning Intel's use or implementation of the Design and NCD Technical Information and manufacture and disposition of Product, including but not limited to any warranty claims concerning the Design and Product. NCD agrees to provide Intel with prompt notice of any such claims and shall provide Intel with reasonable assistance (at Intel's expense) in the defense or settlement of such claims. NCD shall grant Intel sole authority and control of the defense or settlement of the claim. NCD shall have no authority to settle any action on Intel's behalf, and no costs or expenses shall be incurred for the account of Intel without Intel's prior written consent.

     (c) DISCLAIMER. WITH REGARD TO THE NCD TECHNICAL INFORMATION, NCD SOFTWARE AND ALL OTHER INFORMATION AND MATERIALS PROVIDED

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*] Confidential Treatment Requested - Edited Copies.

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                           INTEL AND NCD CONFIDENTIAL

           PURSUANT TO THIS LICENSE AND THE WARRANTIES SET FORTH IN SECTION 8 OF EXHIBIT A ARE GIVEN IN LIEU OF ANY OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND NCD SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. SPECIFICALLY, NCD MAKES NO WARRANTIES WITH REGARD TO THE SUFFICIENCY OF THE NCD TECHNICAL INFORMATION OR NCD SOFTWARE OR INTEL'S ABILITY TO IMPLEMENT EITHER.

     (d) NCD shall own all derivatives and modification of the NCD Technical Information created by Intel and such derivatives and modifications shall be licensed to Intel under this SECTION 1.8.

1.9 CROSS-LICENSE FOR CONTRIBUTED SOFTWARE. The parties hereby grant each other a non-transferable, non-exclusive, worldwide, royalty-free license, with right of sublicense under each parties' copyrights, and to the minimum extend necessary to exercise the copyright license, under (a) claims of the parties' patents and patent applications that read on inventions incorporated into the Contributed Software, and under (b) trade secrets in each parties' Contributed Software as delivered, to use, copy, have copied, create derivatives of, modify, translate, display, distribute and perform Contributed Software as the parties may exchange, in source or binary formats and in whole or in part, without restriction for any purpose and without fee or right of accounting, provided that any copyright notices in the Contributed Software remain intact and are not removed. Each party shall own the derivatives it creates.

1.10  Licenses for Joint Work. The license for Joint Work is set forth in
      SECTION 2.1 of EXHIBIT A.

1.11 LICENSE TO NCD UPON INTEL'S TERMINATION FOR CONVENIENCE OR EXPIRATION. Upon Intel's Termination for Convenience under SECTION 2.3 of this EXHIBIT B or upon expiration of the Agreement at the end of its term, and subject to the terms and conditions of this Agreement, Intel grants NCD a non-exclusive, nontransferable, worldwide, royalty-free license, with the right of sublicense, under Intel copyrights, and to the minimum extent necessary to exercise the license granted in this SECTION 1.11 under (a) claims of Intel patents and patent applications that read on inventions incorporated in Intel Software, and under (b) trade secrets in the Intel Software to copy, have copied, create derivatives of, modify, translate, display, perform and distribute Intel Software for the purposes of developing, supporting and maintaining Intel Software for use with Products, IA products, and products compatible with Intel Architecture manufactured by or for NCD for sale or other transfer by NCD to its customers or resellers, subject to NCD's strict compliance with the exceptions and restrictions set forth in SECTIONS 1.1(a), (b),
      (f), (g) and (h), as well as the following exceptions and restrictions:

     (a) Intel and NCD shall negotiate in good faith for any appropriate license fees, royalties or rights of accounting for NCD's distribution of General LC Software which shall be consistent with Tier 1 pricing; and

     (b) NCD shall distribute Intel Software in binary form only (i) to NCD customers or resellers pursuant to sublicenses at least as protective of Intel as the terms of this subsection, and (ii) to end users pursuant to a standard end user license.

1.12 NO OTHER LICENSES GRANTED. No license or other right is granted by implication, estoppel or otherwise to either party except the licenses and rights expressly granted in this SECTION 1 ("License Grants").

2.    TERM, TERMINATION, AND REMEDIES:

2.1 The term of this Agreement is for three (3) years from the Effective Date unless this Agreement is terminated earlier as provided in this Section. The term of the Agreement shall be renewable for additional one year terms should the parties so agree and elect.

2.2   Either party may terminate this Agreement if the other party:

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
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[*] Confidential Treatment Requested - Edited Copies.

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

                           INTEL AND NCD CONFIDENTIAL

     (a) breaches any material provision of this Agreement (or the Equity Agreement which has been executed by the parties contemporaneously with this Agreement) and fails to cure the same within thirty (30) days after receipt of written notice from the other party;

     (b) files or has filed against it a petition in bankruptcy, which is not dismissed within (30) days of written notice thereof;

     (c) has a receiver appointed to handle its assets or affairs, which is not dismissed within thirty (30) days of written notice thereof;

     (d) makes or attempts to make an assignment for the benefit of creditors; or

     (e) undergoes a change in control through merger or acquisition except as provided in SECTION 11.2 of the Agreement.

2.3 At any time during the term of this agreement, Intel may terminate the Project and this Agreement and all further obligations to NCD at any time and without cause by giving NCD written notice.

     If the Project is terminated by Intel without cause the following will apply:

     (a) If termination occurs within 12 months of the Effective Date of this Agreement, Intel will pay NCD a one time cancellation fee of five million dollars ($5,000,000) and will receive license rights described in Section 1.7 of Exhibit B

     (b) If termination occurs 12 months after the Effective Date of this Agreement but within 24 months of the Effective Date, Intel will pay NCD a one time cancellation fee of three million dollars ($3,000,000) and will receive license rights described in Section
           1.7 of Exhibit B.

     (c) If termination occurs 24 months after the Effective Date of this Agreement but within 36 months of the Effective Date, Intel will pay NCD a one time cancellation fee of one million dollars
           ($1,000,000) and will receive license rights described in Section
           1.7 of Exhibit B.

     Except as provided in this SECTION 2.3, Intel will have no liability or obligation to NCD for terminating this Agreement without cause prior to successful completion of the Project. Intel will not be responsible for any anticipated profits or for any equipment purchased or other expenses incurred by NCD for the Project or in anticipation of producing or marketing the Product.

2.4 If NCD does not complete the Project and deliver the Design within the time period provided in EXHIBIT D, or if Intel terminates this Agreement under SECTION 2.2 above, in addition to Intel's other rights and remedies provided in this Agreement or under applicable law or in equity, NCD will and does hereby grant Intel the license rights set forth in SECTION 1.7(a) and (b) of this EXHIBIT B, subject to the following: if Intel terminates the Agreement pursuant to SECTION 2.2(e) of this EXHIBIT B, as a result of Intel's unwillingness to approve an assignment as set forth in SECTION 11.2 of the Agreement, Intel will pay NCD 2 times the budgeted development costs agreed to in the then current Statement of Work if such refusal occurs no later than six months after the Effective Date of the associated Statement of Work, or the budgeted development costs agreed to in the then current Statement of Work if such refusal occurs more than six months after the Effective Date of the associated Statement of Work but sooner than twelve months after the Effective Date of the associated Statement of Work. If such refusal occurs more than twelve months after the Effective Date of the associated Statement of Work, no payment will be required by Intel.

2.5  The following sections will survive termination or expiration of this
     Agreement:

     EXHIBIT A

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*] Confidential Treatment Requested - Edited Copies.

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                           INTEL AND NCD CONFIDENTIAL

     1.         Definitions
     2.         Ownership
     4.         Product Marking and Use of Intel Names and Trademarks
     5.1(i)     Royalty Payments
     5.2(a)     Chipset and CPU Pricing (as specified therein)
     5.2(h)     Royalty Payments
     8.         Warranties, Representations and Disclosures
     9.         Confidentiality; Non-Disclosure
     10.        Limit of Liability
     11.        General Provisions
     EXHIBIT B
     All sections

                                  EXHIBIT "C"

                           LEAN CLIENT SPECIFICATION



     [*]


                                  EXHIBIT "D"

                               STATEMENT OF WORK

1.   DESIGN

1.1 DESCRIPTION OF DESIGN. NCD will design, develop, manufacture, certify, and market at least one Lean Client system based on an Intel processor and chipset per the schedule listed below in section 2.2. The system will initially be capable of running NCD's implementation of the Microsoft Windows-based Terminal software. NCD and Intel will jointly work together to establish a roadmap for enhancing this design to support the Intel Lean Client specification (version 1.0 or successor, as mutually agreed). NCD will demonstrate the ability to manufacture the system in volume for OEMs at a level of quality that is mutually agreed to be substantially equivalent to that produced by Intel OPSD.

1.2 DESIGN SPECIFICATIONS. NCD will produce a detailed product specification describing the Lean Client system that includes but is not limited to all functions and features of the hardware design, subsystem and component descriptions for all major functional areas of the design, mechanical and environmental design requirements.


2.   PROJECT PHASES AND PAYMENT

2.1  PROJECT PHASES.  The Project will be developed in MULTIPLE Phases.
     The first Phase will result in a Windows-based Terminal that is equivalent in features and functionality to NCD's non-Intel architecture WBT designs that are equipped with substantially equivalent hardware, where physically and commercially feasible. Succeeding Phases will result in software upgrades that provide features and functionality that NCD and Intel mutually agree to meet the requirements of the Intel Lean Client specification 1.0 (or successor, as mutually agreed). The Phases and the work to be performed in each Phase are specified below.

2.2  PHASE ONE:

     (a)    Statement of Work for Phase:

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
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                           INTEL AND NCD CONFIDENTIAL


              NCD will design and develop hardware, firmware, and necessary software to deliver a Lean Client system based on an Intel Pentium (or other Intel CPU as mutually agreed) that runs NCD's implementation of the Microsoft Windows-based Terminal software. The first version of the software that NCD makes available to OEMs and other customers will provide features and functions that are substantially equivalent to those provided on other NCD-designed Windows-based Terminals that are equipped with substantially equivalent hardware.

     (b)    NCD deliverables:

              NCD will conduct at least one hardware design review with Intel to examine schematic and electrical analysis, component placement, simulation, thermal analysis, power budget and mechanical integrity.

              NCD will conduct at least one software design review with Intel to examine firmware and device driver implementation.

              NCD will be responsible for obtaining certifications deemed necessary by NCD to market the Lean Client system under its own brand or under other OEM brands.

              NCD will be obtaining the following certifications for the Product:[*].

              NCD will provide a version of its Windows-based Terminal software that runs on Intel-supplied [*] lean client systems for the purpose of creating a mutually-agreed demonstration. NCD will integrate its base systems software with Windows CE and with Intel-supplied device drivers and other software as appropriate.

              NCD will provide at Intel's expense 5 functional prototype units according to the schedule listed below. A functional prototype boots CE with no RDP and no software management applications.

              NCD will provide at Intel's expense 25 pilot units according to the schedule listed below.

              NCD will assist Intel in completing a manufacturing audit of NCD's production and contract production facilities.

              NCD will produce design materials and artifacts sufficient to enable OEM customers to successfully evaluate the Lean Client system, including but not limited to any appropriate options for customization of firmware and operating environment or custom hardware. In the event that Intel exercises its rights to buy out the Design, NCD will have 45 days to deliver the design, the Level I software, and associated documentation to Intel.

     (c)   Intel deliverables:

              Intel will provide the [*] and supporting materials, including appropriate electronic databases and access to engineering design support personnel.

              Intel will provide at Intel's expense [*] prototypes for evaluation by NCD.

              Intel will provide Bill of Materials analysis and participate in design reviews, product roadmap reviews and manufacturing audits.

              Intel, at its option, will provide source code samples of 430TX firmware from standard PC BIOS and other appropriate chipset configuration source code.

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                           INTEL AND NCD CONFIDENTIAL

    (d) Milestones to be Achieved during Phase One, unless mutually agreed otherwise, and subject to the parties mutually agreeing to the specifications:


          [*]                                                                   [*]


2.3 PHASE TWO:

    (a)  Statement of Work for Phase:

              NCD and Intel will work together to mutually define a Roadmap that describes features and functionality that will be developed as software upgrades to the Lean Client system produced in Phase One to enable the system to meet the Intel Lean Client specification
              1.0 (or successor, as mutually agreed).

    (b)  NCD deliverables:

              NCD will coordinate and participate in joint meetings between the parties to define mutually agreed-to features and functionality that would be necessary to add to the Phase One system to make it compliant with the Intel Lean Client specification.

              NCD will coordinate the production of a Roadmap that outlines when the features and functionality that are mutually agreed above will be made available.

              NCD will work with Intel to evaluate whether or not existing Intel technology or source code would be appropriate to incorporate into the revised NCD software.

              NCD will conduct at least one software design review with Intel to examine firmware and device driver implementation.

              NCD will make appropriate changes its OEM design documentation to describe and account for the features and functionality determined for this Phase.

              NCD will provide at Intel's expense 25 pilot units according to the schedule listed below.

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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                           INTEL AND NCD CONFIDENTIAL

    (c)  Intel deliverables:

              If requested by NCD, Intel will provide sample code fragments and appropriate source code for Intel Architecture power management, provided Intel has the rights to license such code to NCD. This code will be designated IALC-only Software.

              If requested by NCD, Intel will provide sample code fragments and appropriate source code for PXE, consistent in content, terms, and condition with the SDK that is licensed to other
              OEMs. If mutually agreed, Intel will also provide additional PXE source code. This software will be designated IALC-only Software.

              If requested by NCD, Intel will provide sample code fragments and appropriate source code for security enhancements, provided Intel has the rights to license such code to NCD. This software will be designated IALC-only Software.

              If requested by NCD, Intel will provide sample code fragments and appropriate source code for manageability enhancements, provided Intel has the rights to license such code to NCD. This software will be designated IALC-only Software.


    (d) Milestones to be achieved during Phase unless mutually agreed otherwise:


             [*]                                                                     [*]

    (e)  Acceptance Criteria

              The completion of the review outlined above will constitute acceptance of this Phase.


2.4 BUDGET. For the purposes of the buyout provisions specified in this Agreement, the budgeted expenses for the development of the lean client board and Level 1 software will be the total specified below:

              Staffing expenses at $[*]/person-month

                   Hardware               [*]                          $[*]
                   Software               [*]                           [*]
                   Quality Assurance      [*]                           [*]
                   Documentation          [*]                           [*]
                   Manufacturing Eng      [*]                           [*]

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*] Confidential Treatment Requested - Edited Copies.

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                           INTEL AND NCD CONFIDENTIAL

                      Capital expenses
                              Board layout                       $[*]
                              No new plastic enclosures
                              No tooling costs

                       TOTAL                                     $[*]


3.  PROGRAM MANAGEMENT

3.1 Program Managers.

    The program managers for the Project are:



         For Intel: Becky Pettit                        For NCD: Steve McAdams
                    Program Manager                              Director, Product Planning
                    Intel Corporation                            Network Computing Devices
                    5200 NE Elam Young Pkwy                      350 N. Bernardo Ave.
                    HF3-50                                       Mountain View, CA 94043
                    Hillsboro, OR 97124                          phone: (650)919-2740
                    phone: (503)696-7613                         fax:   (650)961-6289
                    fax: (503)681-8711                           email:
                    email: bpettit@ccm.intel.com

3.2 Project Locations.

    All work on the Project will be performed at the following locations:

             Network Computing Devices
             350 North Bernardo Ave.
             Mountain View, CA  94043

             Network Computing Devices
             9590 SW Gemini Drive
             Beaverton, OR  97008

3.3 Change of Scope Procedure.

    The parties agree to define in writing and implement a change control procedure to cover any Intel or NCD requested engineering changes.

4.  ACCEPTANCE OF DESIGN

4.1 Acceptance Test Plan.


CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED
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                           INTEL AND NCD CONFIDENTIAL

    After NCD has delivered the production units and other appropriate materials to Intel, Intel shall test the Design for acceptance in accordance with the following criteria ("Acceptance Test Plan"):

              The production units shall boot and pass the tests required by Microsoft to meet the criteria of a Windows-based Terminal.

              The production units shall meet the country and industry certifications met by other NCD Windows-based Terminals.

4.2 Correction of Defects.

    If the Design does not pass the Acceptance Test Plan, Intel will advise NCD promptly and provide NCD with a description of any defects and nonconformities. NCD must respond to any reports of defects or nonconformities within ten (10) days with a plan for if and how a remedy should be produced. NCD resubmit the Design and such other material as Intel may reasonably request. Intel will then retest the Design for acceptance using the Acceptance Test Plan. If the Design still does not meet the Acceptance Test Plan, NCD will attempt within ten (10) days to correct any remaining defects or nonconformities. If the Design still fails to pass the Acceptance Test Plan, NCD will be in default and at any time Intel may terminate the Project and exercise any of its rights under Section 2.4 of EXHIBIT B.

5.  USE OF INTEL SOFTWARE BY NCD

5.1 At the time Intel Provides software to NCD under this Statement of Work, Intel will inform NCD whether the software is IALC-only Software, General LC Software, or Contributed Software. All software Intel provides will be IALC-only Software unless otherwise designated in writing by Intel.

EFFECTIVE DATE OF THIS STATEMENT OF WORK:
                                          -------------------------------------


INTEL CORPORATION                          NETWORK COMPUTING DEVICES, INC.

/s/ Tom Yan                                /s/ Robert G. Gilbertson
----------------------------------         ----------------------------------
Signature                                  Signature

Tom Yan                                    Robert G. Gilbertson
----------------------------------         ----------------------------------
Printed Name                               Printed Name

GM                                         President & CEO
----------------------------------         ----------------------------------
Title                                      Title

3/31/98                                    March 6, 1998
----------------------------------         ----------------------------------
Date                                       Date

                                 EXHIBIT E

                         INTEL TECHNICAL INFORMATION

    INFORMATION AND DOCUMENTATION

    If Intel is to provide NCD with any information and documentation to use in connection with the Project, such information and documentation is listed below. Unless otherwise specified, all such information and documentation is confidential information as defined in Section 9 of EXHIBIT A.

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
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                           INTEL AND NCD CONFIDENTIAL

     DESCRIPTION OF INTEL TECHNICAL INFORMATION OR DOCUMENTATION

     A.   INTEL TECHNICAL INFORMATION:

          [DESCRIBE]

     B.   OTHER INFORMATION OR DOCUMENTATION:

          [DESCRIBE]

     EQUIPMENT AND TOOLING

     If Intel is to provide NCD with the equipment or tools to use in connection with the Project, they will be listed below. The equipment or tools will be provided to NCD, and NCD will return them to Intel in good condition as provided below or upon termination of this Agreement, whichever occurs first. If requested, NCD will sign Intel's standard form of loaned equipment agreement covering the equipment and tools:

     DESCRIPTION OF TOOLS AND EQUIPMENT      DATE TO BE DELIVERED TO NCD     DATE TO BE RETURNED TO INTEL
     ----------------------------------      ---------------------------     ----------------------------



     USE OF INTEL PERSONNEL

     If Intel is to provide NCD with the assistance of any Intel personnel in connection with the Project, the personnel to be provided, their purpose and period for which they will be available to NCD is specified below:

     Personnel                Purpose                  Period to be Provided
     ---------                -------                  ---------------------




                                  EXHIBIT "F"

                   MAINTENANCE AND SUPPORT OBLIGATIONS

NCD will have the following maintenance and support obligations during the term of the Agreement:

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SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
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                           INTEL AND NCD CONFIDENTIAL

CUSTOMIZATION AND ENGINEERING SUPPORT.

NCD will support customization and engineering support requests by Intel or Intel customers with the same degree of care and upon the same terms as NCD provides to its own customers.

CONSULTING SERVICES.

NCD will provide consulting services to Intel on topics related to corporate lean client solutions and the lean client segment. Consulting fees will not exceed the lowest NRE rate charged by NCD to any other third party. Fees will only be charged for work which is beyond the scope of collaborative work under this Agreement and which is deemed in advance by Intel to be consulting services work.


                                   EXHIBIT "G"

                             NCD TECHNICAL INFORMATION


     INFORMATION AND DOCUMENTATION

     If NCD is to provide Intel with any information and documentation to use in connection with the Project, such information and documentation is listed below. Unless otherwise specified, all such information and documentation is confidential information as defined in Section 9 of EXHIBIT A.

     DESCRIPTION OF NCD TECHNICAL INFORMATION OR DOCUMENTATION

     A.   NCD TECHNICAL INFORMATION:

          [DESCRIBE]


     B.   OTHER INFORMATION OR DOCUMENTATION:

          [DESCRIBE]


     EQUIPMENT AND TOOLING

     If NCD is to provide Intel with the equipment or tools to use in connection with the Project, they will be listed below. The equipment or tools will be provided to Intel, and

CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
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                           INTEL AND NCD CONFIDENTIAL

     Intel will return them to NCD in good condition as provided below or upon termination of this Agreement, whichever occurs first. If requested, Intel will sign NCD's standard form of loaned equipment agreement covering the equipment and tools:


     DESCRIPTION OF TOOLS AND EQUIPMENT      DATE TO BE DELIVERED TO INTEL     DATE TO BE RETURNED TO NCD
     ----------------------------------      -----------------------------     --------------------------



     USE OF NCD PERSONNEL

     If NCD is to provide Intel with the assistance of any NCD personnel in connection with the Project, the personnel to be provided, their purpose and period for which they will be available to Intel is specified below:

     Personnel                Purpose                  Period to be Provided
     ---------                -------                  ---------------------



CERTAIN INFORMATION IN THIS EXHIBIT 10.47 HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[*] Confidential Treatment Requested - Edited Copies.

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